Exhibit 10.8

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

Exhibit 10.8

DEALER NAME

123 AUTO LLC

12K & UNDER MOTORS

1ST CHOICE CAROLINA CARS

1ST CLASS AUTO SALES

247 AUTO SALES

27 AUTO SALES INC. OF LEON

360 MOTOR CORP

4042 MOTORSPORTS LLC

5 STAR INDY AUTO LLC

60 WEST AUTO SALES LLC

816 AUTO LLC

9TH AVENUE AUTOMOTIVE

A & D MOTORS SALES CORP

A & D MOTORS, INC.

A LUXURY AUTO

A PLUS CAR SALES & RENTALS INC

A.R.J.’S AUTO SALES, INC

A.Z. AUTOMOTIVE INC

A-1 AUTO & TRUCK SALES INC

A-1 AUTO PLEX LLC

A-1 AUTOMOTIVE GROUP CORP

AACC AUTO CAR SALES, INC

ABBY’S AUTOS, INC.

ABRAHAM AUTOS

ACADEMY CARS INC

ACCESS AUTO INC

ACCU-CAR EXPO INC

ACCURATE AUTO GROUP INC

ACTION AUTO SALES

ACTIVE AUTO SALES

ADAMS AUTO SALES INC

ADDISON AUTO GROUP

ADELSA AUTO FINANCE INC

ADVANCE AUTO WHOLESALE, INC.

ADVANCED AUTO BROKERS, INC.

ADVANTAGE USED CARS

ADVENTURE AUTO INC.

ADVENTURE SUBARU LLC

AE UNIVERSAL MOTORS

AFFORDABLE AUTO MOTORS, INC

AFFORDABLE AUTO SALES OF TAMPA

AFFORDABLE USED CARS & TRUCKS

DEALER NAME

AIR WALK AUTO LLC

AJ’S AUTO

AJ’S AUTO IMPORTS

AK IMPORTS AUTO SALES

AL PIEMONTE SUZUKI INC

AL PIEMONTE’S ARLINGTON HEIGHT

ALABAMA AUTO MALL, LLC

ALAN BESCO CARS AND TRUCKS

ALBANY MITSUBISHI

ALFA AUTO MALL LLC

ALFA MOTORS

ALL ABOUT AUTO’S INC

ALL AMERICAN AUTO MART

ALL AMERICAN AUTO SALES

ALL CITY AUTO SALES

ALL MAKES AUTO SALES INC

ALL SEASON AUTO SALES LLC

ALL STAR DODGE CHRYSLER JEEP

ALLAN VIGIL FORD

ALLIANCE AUTO SALES LTD

ALLSTAR MOTORS, INC.

ALLSTATE LEASING & SALES INC

ALM MALL OF GEORGIA

ALTERNATIVES

AMAZING GRACE AUTOMOTIVE

AMERICAN AUTO SALES WHOLESALE

AMERIFIRST AUTO CENTER, INC.

AMOS AUTOMOTIVE LLC

AMS CARS

AMTEX SERVICES INC

ANDERSON MOTORS

ANDY MOHR CHEVROLET, INC.

ANDY MOHR NISSAN, INC.

ANDYS AUTO SALES

ANEW AUTO SALES LLC

ANY CAR USA

APPLE FINANCE CO INC

APPROVAL AUTO CREDIT INC.

APPROVED AUTOS LLC

AR MOTORSPORTS INC

ARC AUTO LLC

ARCADIA CREEK AUTO SALES LLC

Exhibit 10.8

DEALER NAME

ARCHER AUTOMOTIVE INC

ARENA AUTO SALES

ARIA AUTO SALES INC

ARMSTRONG AUTO SALES

A’S USED CARS INC

ATCHINSON FORD SALES

ATL AUTOS .COM

ATLANTA BEST USED CARS LLC

ATLANTA LUXURY MOTORS INC

ATLANTA’S BEST AUTO BROKERS

ATLANTIC AUTO SOURCE INC

ATLAS AUTOPLEX

AUCTION DIRECT USA

AUDIES AUTOWORKZ LLC

AUTO BANK

AUTO BRIGHT AUTO SALES

AUTO BY TOM INC

AUTO CENTER OF GREER LLC

AUTO CENTERS ST CHARLES LLC

AUTO CENTRAL SALES INC

AUTO CHOICE BROKERS

AUTO CITY STL / LOT 1

AUTO CLUB OF MIAMI

AUTO COLLECTION OF MURFREESBOR

AUTO CREDIT CONNECTION, LLC

AUTO DEALER SOLUTIONS INC

AUTO DEALS INC

AUTO DIRECT COLUMBUS OH

AUTO DIRECT PRE-OWNED

AUTO ENTERPRISE CO

AUTO EXCHANGE OF CENTRAL

AUTO EXCHANGE OF CENTRAL

AUTO EXCHANGE USA CORP

AUTO EXCHANGE USA, LLC

AUTO EXPO HOUSTON

AUTO EXPRESS ENTERPRISE INC

AUTO HAUS

AUTO HOUSE

AUTO JUNCTION LLC

AUTO LINE, INC.

AUTO LOAN ASSOCIATES LLC

AUTO MAC 2

DEALER NAME

AUTO MAC CARS & CREDIT

AUTO MALL OF TAMPA INC

AUTO MART INC

AUTO MARTT, LLC

AUTO MASTERS OF FRANKLIN, LLC

AUTO MAX LLC

AUTO NATIONS INC

AUTO NETWORK OF THE TRIAD LLC

AUTO NETWORK, INC.

AUTO PLACE INC

AUTO PLAZA USA

AUTO PLUS SALES & SERVICE LLC

AUTO PROFESSION CAR SALES 2

AUTO PROFESSIONAL CAR SALES

AUTO QUEST CORPORATION

AUTO RITE, INC

AUTO SALES USA

AUTO SELECT

AUTO SOLUTIONS MOTOR COMPANY

AUTO SPORT, INC.

AUTO STOP INC

AUTO STORE OF GARNER

AUTO TRADEMARK

AUTO UNION OF MIAMI INC

AUTO VILLA

AUTO VILLA OUTLET

AUTO VILLA WEST

AUTO WEEKLY SPECIALS

AUTO WISE AUTO SALES

AUTO WORLD

AUTOCO

AUTOLAND

AUTO-LAND INC

AUTOLINE INDY

AUTOLINK

AUTOMALL 59

AUTOMAX

AUTOMAX KC LLC

AUTOMAXX OF SUMMERVILLE

AUTOMOBILE COMMODITY LLC

AUTOMOTION SALES LLP

AUTONOMICS

Exhibit 10.8

DEALER NAME

AUTO-ONE USA LLC

AUTOPLEX

AUTOPLEX OF AFFTON

AUTORAMA OF SNELLVILLE

AUTORAMA PREOWNED CARS

AUTORV MART

AUTOS UNLIMITED

AUTOSHOW SALES AND SERVICE

AUTOTEAM INC

AUTOTEAM OF VALDOSTA LLC

AUTOVATION

AUTOWAY CAR SALES LLC

AUTOWORLD USA

AVERY AUTO SALES INC

AXELROD PONTIAC

BAKER BUICK GMC CADILLAC

BALLPARK AUTO LLC

BANK AUTO SALES

BARBIES AUTOS CORPORATION

BAREFOOTS AUTO MART

BARGAIN AUTO MART INC

BARGAIN SPOT CENTER

BARTOW FORD COMPANY

BARTS CAR STORE INC

BASELINE AUTO SALES, INC.

BAYSIDE AUTOMALL

BEACH AUTO BROKERS, INC

BEHLMANN BUICK GMC CADILLAC

BELAIR ROAD DISCOUNT AUTO

BELL AUTO SALES

BELLAMY AUTOMOTIVE GROUP, INC

BELLS AUTO SALES

BELMONTE AUTO IMPORTS

BENING MAZDA

BENING MOTOR CO-JACKSON

BENJI AUTO SALES CORP

BENSON CADILLAC NISSAN, INC.

BENSON FORD MERCURY

BENTLEY HYUNDAI

BEREA AUTO MALL

BERGER CHEVROLET

BERMANS AUTOMOTIVE, INC.

DEALER NAME

BERT SMITH INTERNATIONAL

BEST AUTO SELECTION INC

BEST BUY AUTO TRADE INC

BEST CAR FOR LESS

BEST CARS KC INC

BEST DEALS CARS INC

BEST DEALS ON WHEELS AUTO

BEST IMPORT AUTO SALES INC

BEST N VALUE AUTO SALES

BEST OF MICHIGAN AUTO SALES

BEST PRICE DEALER INC

BEST VALUE AUTO SALES INC

BESTWAY AUTO BROKERS LLC

BETTER AUTOMALL OF STUART

BEXLEY MOTORCAR COMPANY LLC

BIC MOTORS LLC

BIG BLUE AUTOS, LLC

BIG BOYS TOYS FLORIDA LLC

BIG CHOICES AUTO SALES INC

BIG M CHEVROLET

BILL BUCK CHEVROLET, INC

BILL KAY CHEVROLET GEO INC

BILL PENNEY TOYOTA

BILLY BALLEW MOTOR SPORTS LLC

BILLY RAY TAYLOR AUTO SALES

BILTMORE MOTOR CORP.

BIRMINGHAM LUXURY MOTORS

BIRMINGHAM WHOLESALE AUTO LLC

BLACKS AUTO SALES

BLAYLOCK AUTOMOTICE GROUP LLC

BLEECKER CHEVROLET PONTIAC

BLEECKER CHRYSLER DODGE JEEP

BLOOMINGTON AUTO CENTER

BLUE OCEAN AUTO SALES LLC

BLUE RIDGE MAZDA

BLUE SPRINGD FORD SALES INC

BLUESLADE MOTOR CARS LLC

BMN INC

BOB MAXEY FORD

BOB MAXEY LINCOLN-MERCURY

BOBB SUZUKI

BOBBY LAYMAN CHEVROLET, INC.

Exhibit 10.8

DEALER NAME

BOBBY MURRAY TOYOTA

BONIFACE HIERS MAZDA

BOOMERS TRUCKS & SUVS LLC

BOSAK HONDA

BOWMAN AUTOMOTIVE INC

BRADLEY CHEVROLET, INC.

BRAD’S USED CARS

BRADY AUTO SALES

BRADYS AUTO SALES LLC

BRAMAN HONDA OF PALM BEACH

BRAMLETT PONTIAC INC

BRANNAN AUTO SALES

BRANNON HONDA

BRAXTON AUTOMOTIVE LLC

BRAZIL AUTO MALL INC

BRECKENRIDGE MOTORS EAST LLC

BRICKELL HONDA BUICK & GMC

BROADMOOR MOTOR SALES INC

BROADWAY AUTO MALL

BROCKMAN AUTO LLC

BROGS AUTO

BROOKS AUTO SALES

BROWN AUTOMOTIVE GROUP LLC

BROWNS AUTO WORLD

BRUNSWICK AUTO BROKERS INC

BUCKEYE FORD LINCOLN MERC OF O

BUCKEYE MOTORS

BUCKEYE NISSAN, INC.

BUDGET CAR SALES & RENTALS

BUDGET MOTORCARS

BURDUE QUALITY USED CARS

BURKE AUTO LLC

BURL’S USED CARS

BURNS AUTO MART LLC

BURNWORTH ZOLLARS INC

BUSH AUTO PLACE

BUY IT RIGHT AUTO SALES #1 INC

BUY RIGHT AUTO SALES INC

BYERLY FORD-NISSAN, INC

C & S SALES

C&H AUTO SALES

C.W. MOTORS INC

DEALER NAME

CADILLAC OF NOVI INC

CALHOUN AUTO OUTLET, INC

CALI-HABANA AUTO SALES CORP.

CALVARY CARS & SERVICE, INC

CAMARENA AUTO, INC

CANTON USED CARS INC.

CAPITAL AUTO SALES

CAPITAL AUTO SPORTS CENTER LLC

CAPITAL AUTOMOTIVE OF

CAPITAL CITY IMPORTS

CAPITAL MOTORS

CAPITAL MOTORS LLC

CAPITOL AUTO

CAPITOL AUTO SALES, INC.

CAPITOL CITY FORD, INC.

CAR BAZAAR INC OF FRANKLIN

CAR BOSS LLC

CAR CENTRAL

CAR CHOICE

CAR CITY USA LLC

CAR COLLECTINO INC

CAR CONNECTION & FINANCE

CAR CREDIT INC

CAR DEALZ

CAR DEPOT

CAR DEPOT OF MIRAMAR

CAR EX AUTO SALES

CAR FACTORY OUTLET

CAR LEGENDS

CAR LINE

CAR LINE AUTOS

CAR LOAN DIRECT, LLC

CAR MART FL.COM

CAR MASTERS

CAR SMILE

CAR SOURCE, LLC.

CAR SPOT OF CENTRAL FLORIDA

CAR STOP INC

CAR TOWN KIA USA

CAR XPRESS AUTO SALES

CAR ZONE INC

CARDINAL MOTORS INC

Exhibit 10.8

DEALER NAME

CARENA MOTORS, CO.

CAREY PAUL HONDA

CARISMA AUTO GROUP

CARITE INC

CARITE, INC

CARLOCK KIA OF TUSCALOOSA

CARLYLE MOTORS LLC

CARMART OF DADE CITY

CARMEL MOTORS

CARNATION LLC

CAROLINA AUTO SPORTS

CAROLINA CARS INC

CARPLEX

CARRIAGE KIA

CARRICK’S LLC

CARS & CREDIT OF FLORIDA

CARS AND MORE EUROPEAN CAR

CARS CARS CARS LLC

CARS GONE WILD II LLC

CARS KONNECT INC

CARS PLUS CREDIT LLC

CARS PLUS LLC

CARS PLUS LLC

CARS R US LLC

CARS TO GO AUTO SALES AND

CARS UNDER 5

CARS UNLIMITED

CARTERSVILLE AUTO LENDING LLC

CARTISTIC

CARX DEPOT LLC

CARZ4LESS

CARZONE USA

CAS SALES & RENTALS

CASCADE AUTO GROUP, LTD

CASH & DASH AUTO SALES INC

CASTLE BUICK GMC

CAVALIER AUTO SALES INC

CC MOTORS INCORPORATED

CD S AUTOMOTIVE INC

CEDARCREST AUTO BROKERS LLC

CENTRAL FLORIDA EXPORTS, INC.

CENTRAL MOTOR WERKS, INC

DEALER NAME

CERTIFIED AUTO CENTER

CHAMPION CHEVROLET

CHAMPION PREFERRED AUTOMOTIVE

CHAMPIONSHIP MOTORS LLC

CHAMPS AUTO SALES INC

CHASE AUTO GROUP

CHATHAM PARKWAY TOYOTA

CHECKERED FLAG AUTOMOTIVE LLC

CHECKERED FLAG HONDA

CHEIFS WHOLESALE AUTOS

CHEROKEE AUTO SALES, INC.

CHEROKEE HYUNDAI OF KENNESAW L

CHERRY ROAD AUTO SALES

CHICAGO AUTO DEPOT INC

CHICAGO MOTORS INC

CHILLICOTHE TRUCKS INC

CHIPINQUE AUTO SALES INC

CHRIS LEITH AUTOMOTIVE INC

CHRIS SPEARS PRESTIGE AUTO

CHRONIC INC.

CINCINNATI USED AUTO SALES

CIRCLE CITY ENTERPRISES, INC.

CITY AUTO SALES

CITY MITSUBISHI

CITY MOTORS USED CARS

CITY STAR MOTORS LLC

CITY TO CITY AUTO SALES, LLC

CITY WIDE AUTO CREDIT

CJ’S AUTO STORE

CLARKSVILLE AUTO SALES

CLASSIC AUTO GROUP INC

CLASSIC AUTOHAUS

CLASSIC KIA OF CARROLLTON

CLAY COOLEY TOYOTA OF HAZELWOO

CLEVELAND AUTO MALL INC

CLIFF & SONS AUTO SALES

CLINT HOLMES AUTOMOTIVE

CLINTON FAMILY FORD

CLUTCH AUTO BROKERS LLC

COAL WHOLESALE

COAST TO COAST AUTO SALES

COASTAL AUTO, INC.

Exhibit 10.8

DEALER NAME

COASTAL CHEVROLET, INC.

COBB’S CAR COMPANY INC

COBB’S CAR COMPANY INC

COBB’S CHEAP TEEN CARS

COLE FORD LINCOLN LLC

COLOMBUS AUTO SALES, LLC

COLON AUTO SALES

COLON AUTO SALES INC

COLUMBUS AUTO RESALE, INC

COLUMBUS CAR TRADER

COMBS & CO

COMMONWEALTH AUTO SALES & CO

COMMONWEALTH DODGE LLC

COMMUNITY AUTO SALES

COMPASS MOTORS OF ANDERSON

COMPLETE AUTO CENTER INC

CONCOURS AUTO SALES, INC.

CONSUMERS SUZUKI

CONTEMPORARY MITSUBISHI

CONWAY HEATON INC

CONWAY IMPORTS AUTO SALES

COOK & REEVES CARS INC

COOPERATIVE AUTO BROKERS INC

COPELAND MOTOR COMPANY

CORAL WAY AUTO SALES INC

CORLEW CHEVROLET CADILLAC OLDM

COUCH MOTORS LLC

COUGHLIN AUTOMOTIVE- PATASKALA

COUGHLIN FORD OF CIRCLEVILLE

COUNTRY HILL MOTORS INC

COUNTY MOTOR CO., INC.

COURTESY CHRYSLER JEEP DODGE

COURTESY FORD

COUSINS AUTO SALES

COX CHEVROLET INC

CRAIG & LANDRETH INC

CREEKSIDE AUTO SALES LLC

CRENCOR LEASING & SALES

CRM MOTORS, INC.

CRONIC CHEVROLET OLDSMOBILE

CRONIC CHEVROLET, OLDSMOBILE-

CROSS AUTOMOTIVE

DEALER NAME

CROSSROADS AUTO MART INC

CROWN ACURA

CROWN AUTOMOTIVE GROUP LLC

CROWN BUICK GMC

CROWN KIA

CROWN MOTORS INC

CROWN NISSAN

CRUISER AUTO SALES

CULLMAN AUTO MALL

CUNNINGHAM MOTORS

CURRY HONDA

CW USED AUTO DEALERSHIP

D B MOTORS

DADE CITY AUTOMAX

DALLAS CAR CREDIT CORPORATION

DAN CUMMINS CHV BUICK PONTIAC

DAN HATFIELD AUTO GROUP

DAN TUCKER AUTO SALES

DANNY MOTORS INC

DAN’S AUTO SALES, INC

DAS AUTOHAUS LLC

DAVE SINCLAIR LINCOLN

DAVES JACKSON NISSAN

DAVID RICE AUTO SALES

DAVID SMITH AUTOLAND, INC.

DAY’S PRE-OWNED ROCKMART LLC

DAYTON ANDREWS INC.

DEACON JONES AUTO PARK

DEALS FOR WHEELS

DEALS FOR WHEELS AUTO SALES

DEALZ AUTO TRADE

DEALZ ON WHEELZ LLC

DEAN CHRYSLER DODGE JEEP RAM

DEAN SELLERS, INC.

DECENT RIDE.COM

DELTA TRADE INC

DEPUE AUTO SALES INC

DEREK MOTORCAR CO INC

DESTINYS AUTO SALES

DFW AUTO FINANCE AND SALES

DIAMOND K MOTORS LLC

DICK BROOKS HONDA

Exhibit 10.8

DEALER NAME

DICK SMITH MUTSUBISHI

DIRECT AUTO SALES

DIRECT MOTORSPORT LLC

DIRECT SALES & LEASING

DISCOUNT AUTO DEPOT, LLC

DISCOUNT CARS OF MARIANNA INC

DIXIE IMPORT INC

DIXIE WAY AUTO PLAZA, INC

DM MOTORS, INC.

DOCTOR WINDSHIELD

DODGE OF ANTIOCH INC

DOGWOOD AUTO WORKS INC

DON FRANKLIN FORD, INC

DON HINDS FORD, INC.

DON JACKSON CHRYSLER DODGE

DON REID FORD INC.

DONLEY FORD LINCOLN

DORAL CARS OUTLET

DORAL LINCOLN LLC

DOUGLAS AUTO SALES INC

DOWNTOWN BEDFORD AUTO

DREAM CAR 4 U OF LAKELAND, LLC

DRIVE 1 CAR AND TRUCK LLC

DRIVE ATLANTA LLC

DRIVE NATION AUTO SALES

DRIVE NOW AUTO SALES

DRIVEHUBLER CERTIFIED

DRIVEN AUTO SALES

DRIVEN AUTO SALES LLC

DRIVER SEAT AUTO SALES LLC

DRIVERIGHT AUTO SALES, INC.

DRIVERS WORLD

DRIVEWAY MOTORS

DRIVEWAYCARS.COM

DRY RIDGE TOYOTA

DULUTH AUTO EXCHANGE

DURAN MOTOR SPORTS INC

DUTCH ISHMAEL CHEVROLET INC

DUVAL CARS LLC

DYNAMIC AUTO WHOLESALES INC

DYNAMIC IMPORTS

DYNASTY AUTOMOTIVE LLC

DEALER NAME

E & R AUTO SALES INC

E AUTO SOLUTIONS

E CAR SUPERSTORE INC

EAGLE CAR & TRUCK INC

EASLEY MITSUBISHI’S THE

EAST ANDERSON AUTO SALES

EAST BEACH AUTO SALES

EAST SIDE AUTO LLC

EASTERN SHORE AUTO BROKERS INC

EASTGATE MOTORCARS, INC

EASTPOINTE AUTO SALES INC

EASY AUTO AND TRUCK

EASY FINANCE AUTO

ECARS GROUP

ECONO AUTO SALES INC

ECONOMIC AUTO SALES INC

ECONOMY MOTORS LLC

ED KOEHN CHEVROLET INC

ED TILLMAN AUTO SALES

ED TILLMAN AUTO SALES

ED VOYLES HONDA

ED VOYLES HYUNDAI

EDDIE AUTO BROKERS

EDDIE MERCER AUTOMOTIVE

EDEN AUTO SALES

EDGE MOTORS

EJ’S AUTO WORLD, INC.

EJ’S QUALITY AUTO SALES, INC.

ELITE AUTO SALES OF ORLANDO

ELITE AUTO WHOLESALE

ELITE AUTOMALL LLC

ELITE AUTOMOTIVE LLC

ELITE LEVEL AUTO INC

ELYRIA BUDGET AUTO SALES INC

EMJ AUTOMOTIVE REMARKETING

EMPIRE AUTO SALES & SERVICE

EMPIRE AUTOMOTIVE GROUP

EMPIRE EXOTIC MOTORS, INC

EMPIRE MOTORS

EMPORIUM AUTO GROUP, INC.

EMPORIUM AUTO MART

ENCORE MOTORCARS OF SARASOTA

Exhibit 10.8

DEALER NAME

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE LEASING COMPANY

ENTERPRISE LEASING COMPANY

ERIC JOHNSON AUTO SALES

ERNEST MOTORS, INC.

ESSEN MOTOR COMPANY PLUS

EVANS AUTO EXCHANGE

EVOLUTION CARS

EVOLUTION SPORT MOTORS

EXCEL AUTO SALES

EXCLUSIVE AUTO WHOLESALE LLC

EXCLUSIVE MOTOR CARS LLC

EXECUTIVE CARS LLC

EXOTIC MOTORCARS

EXPRESS AUTO SALES LLC

EXPRESS MOTORS

EXPRESS MOTORS LLC

EXTREME WINDOW TINTING SIGNS &

EZ CAR CONNECTION LLC

EZEL AUTO SALES, INC

FACIDEAL AUTO CENTER INC

FAIRLANE FORD SALES, INC.

FAIRVIEW AUTO SALES &

FAITH MOTORS INC

FAMILY AUTO CENTER AND SERVICE

FANELLIS AUTO

FANTASY AUTOMOTIVE

FAST LANE MOTOR SALES LLC

FAT SACK MOTORS, LLC

FERCO MOTORS CORP

FERMAN CHRYSLER PLYMOUTH

FERMAN FORD

FERMAN MINI OF TAMPA BAY

FERMAN NISSAN

FIAT OF WINTER HAVEN

FINANCE MOTORS LLC

FIRST CHANCE MOTORSPORTS

FIRST CHOICE AUTO SALES

FIRST CHOICE AUTOMOTIVE INC

FIRST CLASS AUTO CHOICE

DEALER NAME

FIRST CLASS AUTO SALES LLC

FIRST CLASS MOTORS INC

FIRST STOP AUTO SALES

FIRST UNION AUTOMOTIVE LLC

FISHER AUTO GROUP

FITZGERALD MOTORS, INC.

FIVE STAR AUTO SALES OF

FIVE STAR CAR & TRUCK

FLEET SERVICES REMARKETING

FLETCHER CHRYSLER PRODUCTS INC

FLORENCE AUTO MART INC

FLORIDA AUTO EXCHANGE

FLORIDA AUTO XCHANGE LLC

FLORIDA LUXURY MOTORS INC.

FLORIDA USED CARS INC

FLORIDA WHOLESALE LIQUIDATORS

FLOW HONDA

FOOTHILL FORD

FORT MYERS AUTO MALL

FORT WAYNE ACURA

FORT WAYNE AUTO CONNECTION LLC

FORTUNE MOTOR GROUP

FOX MOTORS INC

FRANK MYERS AUTO SALES, INC

FRANKLIN STREET MOTORS LLC

FRITZ ASSOCIATES

FRONTIER MOTORS INC

FRONTLINE AUTO SALES LLC

G & L MOTORS, INC

G & R AUTO SALES CORP

GAINESVILLE AUTO KI LLC

GAINESVILLE MITSUBISHI

GALAXY AUTO CORPORATION

GANLEY CHEVROLET, INC

GANLEY CHRYSLER JEEP DODGE INC

GANLEY LINCOLN MERCURY

GANLEY, INC

GARNER AUTOS, LLC

GARY LANG PONTIAC CADILLAC

GARY SMITH FORD

GASTONIA NISSAN, INC

GATEWAY AUTO PLAZA

Exhibit 10.8

DEALER NAME

GATEWAY BUICK GMC

GATOR CHRYSLER-PLYMOUTH, INC.

GATOR CITY MOTORS INC

GEMINI AUTO

GENERAL AUTO LLC

GENESIS AUTO SALES LLC

GENTHE AUTOMOTIVE-EUREKA LLC

GEN-X CORP

GEOFF ROGERS AUTOPLEX

GEOFF ROGERS AUTOPLEX NORTH

GEORGIA CHRYSLER DODGE

GERALDS AUTO SALES

GERMAIN TOYOTA

GERMAN AUTO SALES LLC

GINN MOTOR COMPANY

GISELLE MOTORS, CORP

GIVE AWAY AUTO SALE LLC

GLADSTONE AUTO INC

GLOBAL PRE-OWNED INC

GLOVER AUTO SALES

GMT AUTO SALES, INC

GODFATHER AUTO IMPORTS

GODZILLA MOTORS INC

GOLDEN OLDIES

GOLLING CHRYSLER JEEP

GOOD CARMA MOTORS

GOOD RIDES INC

GOOD TO GO AUTO SALES, INC.

GR MOTOR COMPANY

GRACE AUTOMOTIVE LLC

GRAHAM MOTOR COMPANY

GRANT CAR CONCEPTS

GRANT MOTORS CORP.

GRAVITY AUTOS ROSWELL

GREAT BRIDGE AUTO SALES

GREAT LAKES SUPERSTORE LLC

GREEN LIGHT CAR SALES

GREEN’S TOYOTA

GRIFFIN FORD SALES, INC.

GRIMALDI AUTO SALES INC

G’S AUTOMOTIVE

GUIDANCE AUTO SALES LLC

DEALER NAME

GULF ATLANTIC WHOLESALE INC

GULF CHRYSLER DODGE JEEP INC

GULF COAST AUTO BROKERS, INC.

GWINNETT MITSUBISHI

GWINNETT PLACE NISSAN

H & H AUTO SALES

H&Y AUTOMOBILE INC

HAGGERTY BUICK GMC INC

HAIMS MOTORS INC

HAIMS MOTORS INC

HALE OF A DEAL AUTO GROUP INC

HAMILTON CHEVROLET INC

HAPPY DEALS AUTO SALES

HAPPY HYUNDAI

HARBOR CITY AUTO SALES, INC.

HARBOR NISSAN

HARDY CHEVROLET

HARDY CHEVROLET INC.

HARRIET SALLEY AUTO GROUP LLC

HARRIGANS AUTO SALES

HARRISON AUTO BROKER AND

HATCHER’S AUTO SALES

HATFIELD USED CAR CENTER

HD CARS INC.

HEADQUARTER TOYOTA

HEARTLAND CHEVROLET

HEATH’S EXOTIC CARS AND

HEB AUTO SALES INC

HENDERSON AUTOMOTIVE LLC

HENNESSY FORD LINCOLN ATLANTA

HENNESSY MAZDA PONTIAC

HERB KINMAN CHEVROLET, INC.

HERITAGE AUTOMOTIVE GROUP

HERITAGE BUICK GMC HONDA

HERITAGE SALES & LEASING

HERRINGTON AUTOMOTIVE

HI LINE IMPORTS INC

HIGH POINT IMPORTS LLC

HIGH Q AUTOMOTIVE CONSULTING

HIGHESTCASHFORCARS LLC

HIGHLINE AUTO SALES

HIGHLINE AUTOMOTIVE SERVICES

Exhibit 10.8

DEALER NAME

HIGHLINE IMPORTS, INC.

HILL KELLY DODGE, INC

HILLMAN MOTORS, INC.

HILLTOP MOTORS

HILLWOOD AUTO SALES & SERVICE

HI-TECH AUTO SALES, INC.

HOBSON CHEVROLET BUICK GMC LLC

HOLLYWOOD MOTOR CO #1

HOLLYWOOD MOTOR CO #3

HOMESTEAD MOTORS INC

HONDA OF CONYERS

HONDA OF FRONTENAC

HONDA OF MUFREESBORO

HONDA OF OCALA

HONEYCUTT’S AUTO SALES, INC.

HOOVER AUTOMOTIVE LLC

HOOVER CHRYSLER PLYMOUTH DODGE

HOOVER MITSUBISHI CHARLESTON

HOOVER THE MOVER CAR AND

HOTWHEELZ CUSTOM AUTOS LLC

HOUSTON AUTO EMPORIUM

HOUSTON CAR SALES INC

HOUSTON DIRECT AUTO

HOUSTON DIRECT AUTO, INC.

HT MOTORS INC

HUBLER AUTO PLAZA

HUBLER FINANCE CENTER

HUBLER FORD LINCOLN MERCURY

HUBLER MAZDA SOUTH

HUDSON AUTO SALES

HUFFINES CHRYSLER JEEP DODGE

HUNT AUTOMOTIVE, LLC

HY-TECH AUTO SALE AND EXPORT

I 95 TOYOTA & SCION

I GOT A DEAL USED CARS

I-80 AUTO SALES INC

IAUTO INC

ICARS

IDEAL USED CARS INC

IDRIVE FINANCIAL

IKONIC MOTORS

IMPORT AUTO BROKERS INC

DEALER NAME

IMPORT’S LTD

INDY AUTO MAN LLC

INDY MOTORSPORTS

INLINE AUTO SALE INC

INTEGRITY MOTORS

INTERNATIONAL AUTO OUTLET

INTERNATIONAL AUTO SALES NC

INTERNATIONAL AUTO WHOLESALERS

INTERNATIONAL CARS CO.

INTERSTATE AUTO SALES OF

IT’S CAR TIME INC

IVORY CHEVROLET, LLC

J & B AUTO GROUP LLC

J & J MOTORS INC

J & M AFFORDABLE AUTO, INC.

J AND J’S AUTO SALES

J&M AUTOMOBILES CORP

JACK DEMMER FORD, INC.

JACK MILLER AUTO PLAZA LLC

JACK MILLER KIA

JACK STONES CREEKSIDE SALES

JACKIE MURPHY’S USED CARS

JAKMAX

JAX AUTO WHOLESALE, INC.

JAY WOLFE AUTO OUTLET

JAY WOLFE HONDA

JAY’S USED CARS, LLC.

JAZCARS, INC.

JB AUTO SOURCE INC

JC AUTO MARKET LLC

JEFF DRENNEN FORD

JEFF SCHMITT AUTO GROUP

JEFF WYLER CHEVROLET OF

JEFFREY P. HYDER

JEFFREYS AUTO EXCHANGE

JENKINS MAZDA

JENKINS NISSAN, INC.

JENO AUTOPLEX

JENROC AUTO SALES

JERRY HAGGERTY CHEVROLET INC

JERRY HUNT AUTO SALES

JERRY WILSON’S MOTOR CARS

Exhibit 10.8

DEALER NAME

JEWEL AUTO SALES

JIM M LADY OLDSMOBILE INC

JIM ORR AUTO SALES

JIMMY KAVADAS YOUR CREDIT MAN

JK AUTOMOTIVE GROUP LLC

JK PONTIAC-GMC TRUCK INC

JOBETA AUTOMOTIVE GROUP INC

JOE RICCI AUTOMOTIVE

JOE RICCI AUTOMOTIVE - TAYLOR

JOHN BLEAKLEY FORD

JOHN HEISTER CHEVROLET

JOHN HINDERER HONDA

JOHN JENKINS, INC.

JOHN JONES AUTOMOTIVE

JOHN KOOL LINCOLN MERCURY INC

JOHN WEISS TOYOTA SCION OF

JOHNNYS MOTOR CARS LLC

JORDAN AUTO SALES

JORDAN AUTOMOTIVE GROUP LLC

JOSEPH AIRPORT HYUNDAI

JOSEPH CADILLAC/SAAB/SUBARU

JOSEPH CHEVROLET OLDSMOBILE CO

JOSEPH MOTORS

JOSEPH TOYOTA INC.

JPL AUTO EMPIRE

JT AUTO INC.

JUSTICE AUTOMOTIVE

JUST-IN-TIME AUTO SALES INC

K B AUTO EMPORIUM

KAHLER AUTO SALES LLC

KALER LEASING SERVICES INC

KATHY’S KARS

KC AUTO FINANCE

KC AUTOMOTIVE GROUP LLC

KDK AUTO BROKERS

KEITH HAWTHORNE HYUNDAI, LLC

KELLEY BUICK GMC INC

KELLYS CARS 4 U INC

KEMET AUTO SALES

KENDALL MITSUBISHI

KENDALL TOYOTA

KENS KARS

DEALER NAME

KERRY NISSAN, INC.

KEVIN POWELL’S FORSYTH

KEY WEST KIA

KIA ATLANTA SOUTH

KIA COUNTRY OF SAVANNAH

KIA OF CANTON

KIMBLE’S AUTO SALES, INC.

KING AUTOMOTIVE, LLC

KING MOTORS

KING SUZUKI OF HICKORY LLC

KINGS AUTO GROUP INC

KINGS KIA

KINGS OF QUALITY AUTO SALES

KLASSIC CARS LLC

KLETT AUTOMOTIVE GROUP

KNE MOTORS, INC.

KNOX BUDGET CAR SALES & RENTAL

KOE-MAK CORP

KRAFT MOTORCAR CO.

KUNES COUNTRY CHEVROLET

KUNES COUNTRY CHEVROLET GMC

KUNES COUNTRY CHRYSLER DODGE

KUNES COUNTRY FORD LINCOLN INC

KUNES COUNTRY OF MONMOUTH

KUNES COUNTY FORD OF ANTIOCH

KURT JOHNSON AUTO SALES LLC

KZ AUTO SALES

L & J AUTO SALES & LEASING LLC

LA AUTO STAR, INC.

LA PORTE MITSUBISHI

LAFONTAINE AUTO GROUP

LAGRANGE MOTORS

LAGUNA NIGUEL AUTO SALES INC

LAKE HARTWELL HYUNDAI

LAKE PLACID MOTOR CAR, INC

LAKE WALES CHRSYLER DODGE

LAKELAND CHRYSLER DODGE

LAKELAND TOYOTA INC.

LAKESIDE MOTORS INC

LANCASTER AUTOMOTIVE

LANDERS MCLARTY SUBARU

LANDMARK AUTO INC

Exhibit 10.8

DEALER NAME

LANDMARK CDJ OF MONROE, LLC

LANDSTREET AUTO SOLUTIONS LLC

LANGDALE HONDA KIA OF

LANIGAN’S AUTO SALES

LANTERN MOTORS INC

LASCO FORD INC

LATIN MOTORS INTERNATIONAL LLC

LAW AUTO SALES, INC

LAWRENCE MOTORSPORTS INC

LDB MOTORS

LEESBURG VOLKSWAGEN

LEGACY AUTO SALES, INC.

LEGACY AUTOS

LEGACY TOYOTA

LEGEND AUTO, INC

LEOPARDI AUTO SALES

LEVEL UP AUTO SALES

LGE CORP

LIBERTY FORD LINCOLN MERC INC

LIBERTY USED MOTORS INC

LIGHTHOUSE AUTO SALES

LIPTON TOYOTA

LJ USED CARS INC 2

LMN AUTO INC

LONDOFF JOHNNY CHEVROLET INC

LONGSTREET AUTO

LOU FUSZ BUICK GMC

LOWEST PRICE TRANSPORTATION

LOWPRICE AUTO MART LLC

LUCKY LINE MOTORS INC

LUCKY MOTORS INC

LUNA MOTOR GROUP CORP

LUNI AUTO GROUP LLC

LUXURY AUTO DEPOT

LUXURY AUTO SALES LLC

LUXURY FLEET LEASING LLC

LYNCH CHEVROLET OF KENOSHA

LYNN HINES USED CARS

M & B AUTO SALES LLC

M & M AUTO SUPER STORE

M & M AUTO WHOLESALERS, LLC

M & M AUTO, INC.

DEALER NAME

M & M MOTORS OF ROCK HILL INC

M I D OVERSEAS INC

M1 AUTO INC

MAC CHURCHILL AUTO MALL

MACHADO AUTO SELL LLC

MADISON COUNTY FORD LINC MERC

MAGIC MOTORS CENTER

MAHER CHEVROLET INC

MAINLAND AUTO SALES INC

MAINSTREAM AUTO SALES LLC

MALCOLM CUNNINGHAM HYUNDAI

MALOY AUTOMOTIVE LLC

MARANATHA AUTO, INC.

MARCH MOTORS INC.

MARIETTA AUTO MALL CENTER

MARIETTA MITSUBISHI

MARLOZ OF HIGH POINT

MARONEY AUTO SALES

MARTY FELDMAN CHEVY

MASTER AUTO GROUP

MASTER CARS

MATHEWS FORD INC.

MATHEWS HAROLD NISSAN

MATT CASTRUCCI

MATTHEWS MOTORS INC.

MATTHEWS-HARGREAVES CHEVROLET

MAUS MOTORS INC

MAX AUTO SALES

MAX MOTORS INC

MAYSVILLE PREMIER AUTO LLC

MAZDA OF ROSWELL

MAZDA SAAB OF BEDFORD

MCADENVILLE MOTORS

MCCLUSKY AUTOMOTIVE LLC

MCCLUSKY’S CHEVROLET INC

MCGHEE AUTO SALES INC.

MCHENRY MOTORWERKS

MCJ AUTO SALES OF CENTRAL

MCKENNEY CHEVROLET

MCKINNEY DODGE CHRYSLER

MEACH AUTO SALES

MECHANICSVILLE TOYOTA

Exhibit 10.8

DEALER NAME

MEMBERS SALES AND LEASING INC

MEMORIAL HWY AUTO SALES AND

MENTOR IMPORTS, INC.

MEROLLIS CHEVROLET SALES

METRO AUTO MART LLC

METRO FORD INC

MI AUTO CENTER LLC

MIA ON WHEELS CORP

MIA REPOS LLC

MIAMI AUTO LIQUIDATORS INC

MIAMI AUTO WHOLESALE

MIAMI CARS OUTLET, INC

MIAMI EMPIRE AUTO SALES CORP

MICHAEL RABURN’S AUTO SALES

MICHAEL’S AUTO SALES CORP

MICHAEL’S MOTOR CO

MID AMERICA AUTO EXCHANGE INC

MIDCITY AUTO & TRUCK EXCHANGE

MIDWAY AUTO GROUP

MIDWEST AUTO DIRECT

MIDWEST AUTO MART LLC

MIDWEST AUTO STORE LLC

MIDWEST FINANCIAL SERVICES

MIDWEST MOTORS

MIDWEST MOTORS SALES & SERVICE

MIDWEST MOTORSPORT SALES &

MIDWESTERN AUTO SALES, INC.

MIG CHRYSLER DODGE JEEP RAM

MIGENTE MOTORS INC

MIGHTY MOTORS

MIKANO AUTO SALES, INC.

MIKE BASS FORD

MIKE CASTRUCCI FORD SALES

MILLENIUM AUTO SALES

MILTON MARTIN HONDA

MILTON MARTIN TOYOTA

MINT AUTO SALES

MINT AUTO SALES

MINT AUTO SALES

MINTON AUTO INC

MINTON MOTOR CARS II LP

MIRA AUTO SALES LLC

DEALER NAME

MIRABELLA MOTORS

MIRACLE CHRYSLER DODGE JEEP

MMC AUTO SALES LLC

MNS AUTO LLC

MO AUTO SALES

MODERN CORP

MONARCH CAR CORP

MONDIAL AUTO SALES LLC

MONTGOMERY CHEVROLET

MONTROSE FORD

MOORE NISSAN

MOORESVILLE MOTOR COMPANY LLC

MOORING AUTOMOTIVE GROUP LLC

MORNING STAR MOTORS

MOSES FAMILY MOTORS

MOSS CURTAIN MOTORS LLC

MOTOR CAR CONCEPTS II

MOTOR CITY AUTO INC

MOTOR MAX 2 LLC

MOTORCARS OF NASHVILLE, INC.

MOTORCARS TOYOTA

MOTORHOUSE INC

MOTORLOTZ LLC

MOTORMAX OF GRAND RAPIDS

MOTORPOINT ROSWELL

MOTORS DRIVEN INC

MOTORS TRUST INC

MOUNTAIN TOP MOTOR COMPANY INC

MOUNTAIN VIEW CDJR

MR AUTO INC

MR WHOLESALER INC

MULDER AUTO SALES

MULLER HONDA OF GURNEE

MULLINAX FORD OF PALM BEACH

MURRAY’S USED CARS

MUSIC CITY AUTOPLEX LLC

MWS WHOLESALE AUTO OUTLET

MY CAR LLC

MY CAR STORE

MYEZAUTOBROKER.COM LLC

NALLEY HONDA

NAPLETON SANFORD IMPORTS LLC

Exhibit 10.8

DEALER NAME

NAPLETON’S HYUNDAI

NAPLETON’S MID RIVERS CHRYSLER

NAPLETON’S RIVER OAKS KIA

NASHVILLE CHRYSLER DODGE JEEP

NASSCO INTERNATIONAL, LLC

NATIONAL AUTOMOTIVE, INC

NATIONAL CAR MART, INC

NATIONWIDE LUXURY CARS INC

NC SELECT AUTO SALES LLC

NEIL HUFFMAN HONDA

NEIL HUFFMAN VW

NELSON AUTO GROUP

NELSON MAZDA

NEW CENTURY AUTO SALES INC

NEW RIDE MOTORS

NEW RIDE MOTORS INC

NEW TECH AUTO REPAIR CORP

NEWGEN MOTORS

NEWPORT AUTO GROUP

NEWTON’S AUTO SALES, INC.

NEXT CAR INC

NEXT RIDE AUTO SALES INC

NICE AUTO GROUP LLC

NICHOLAS ANGELO MOTORS LLC

NICHOLAS DATA SERVICES, INC.

NILE AUTOMOTIVE LLC

NISSAN OF NEWNAN

NORTH BROTHERS FORD, INC

NORTH COAST CAR CREDIT LLC

NORTH EAST AUTO SALES INC

NORTH MAIN MOTORS INC

NORTHERN KY AUTO SALES LLC

NORTHSTAR AUTO SALES, INC.

NORTHTOWNE OF LIBERTY SUZI,

NORTHWEST AUTO BROKERS LLC

NORTHWEST MOTORS INC

NOURSE CHILLICOTHE

NU-WAVE AUTO CENTER

O C WELCH FORD LINCOLN MERCURY

OAK GROVE AUTO SALES, INC.

OASIS MOTORS

O’BRIENS AUTO EMPORIUM, LLC

DEALER NAME

O’CONNOR AUTOMOTIVE, INC

OFF LEASE FINANCIAL, INC.

OHIO AUTO CONNECTION, INC.

OLATHE FORD SALES, INC.

OLD SOUTH SALES INC.

OLDHAM MOTOR COMPANY LLC

OLE AUTO SALES

ONE SOURCE AUTOS INC

ONEILL AUTOMOTIVE INC

ORANGE PARK AUTO MALL

ORANGE PARK DODGE

ORANGE PARK TRUCKS

ORLANDO AUTOS

OSCAR MOTORS CORP

OSCAR MOTORS CORPORATION

OT AUTO SALES

OUR LOCAL DEALER

OURISMAN CHEVROLET CO INC.

OV AUTO FARM

OXMOOR FORD LINCOLN MERCURY

OXMOOR MAZDA

OXMOOR TOYOTA

P S AUTO ENTERPRISES INC

PACE CAR

PALM BAY FORD

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM CHEVROLET OF GAINESVILLE

PALMEN BUICK GMC CADILLAC INC

PALMETTO CAR CENTER

PALMETTO FORD

PALMETTO WHOLESALE MOTORS

PASQUALE’S AUTO SALES & BODY

PATRIOT PRE-OWNED AUTOS LLC

PAUL BLANCO’S GOOD CAR COMPANY

PAUL CERAME KIA

PAUL MILLER FORD, INC.

PAYDAY MOTOR SALES

PAYLESS AUTO SALES LLC

PAYLESS MOTORS LLC

PC AUTO SALES LLC

PCT ENTERPRISES OF FLORIDA LLC

Exhibit 10.8

DEALER NAME

PELHAM’S AUTO SALES

PENLAND AUTOMOTIVE LLC

PENN DETROIT AUTOMOTIVE

PENSACOLA AUTO BROKERS, INC

PENSACOLA AUTO MART, INC.

PERFORMANCE CHRYSLER JEEP

PERFORMANCE CHRYSLER JEEP DODG

PERFORMANCE MOTOR COMPANY LLC

PETE MOORE CHEVROLET, INC

PETE MOORE IMPORTS, INC

PETERS AUTO SALES, INC.

PGF AUTOMOTIVE LLC

PHILLIPS BUICK PONTIAC GMC INC

PHILLIPS TOYOTA

PIEMONTES DUNDEE CHEVROLET

PIERSON AUTOMOTIVE

PILES CHEV-OLDS-PONT-BUICK

PINELLAS MOTORS INC

PINELLAS PARK AUTO INC

PITTSBURGH AUTO DEPOT INC

PITTSBURGH AUTO DEPOT INC

PLAINFIELD AUTO SALES, INC.

PLATINA CARS AND TRUCKS INC

PLATINUM AUTO EXCHANGE INC

PLATINUM AUTO TRADE

PLATTNER’S

PORT MOTORS

PORTAL AUTOMOTIVE INC

POWER ON AUTO LLC

POWERBUY MOTORS

PRADO AUTO SALES

PRE-AUCTION AUTO SALES INC

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

PREMIER AUTO GROUP

PREMIER AUTO LOCATORS

PREMIER AUTO SALES OF BAY

PREMIER AUTOMOTIVE GROUP INC

PREMIER AUTOMOTIVE SALES INC

PREMIERE CHEVROLET, INC.

PREMIUM AUTO EXCHANGE

PREMIUM CARS

DEALER NAME

PREMIUM CARS OF MIAMI LLC

PREMIUM MOTORS OF FLORIDA LLC

PRESPA AUTO SALES

PRESTIGE AUTO BROKERS

PRESTIGE AUTO MALL

PRESTIGE AUTO SALES & RENTALS

PRESTIGE ECONOMY CARS INC

PRESTON AUTO OUTLET

PRICED RIGHT CARS, INC

PRICELESS AUTOMOTIVES

PRIDE AUTO SALES LLC

PRIME AUTO EXCHANGE

PRIME MOTORS INC

PRISTINE CARS & TRUCKS INC

PRO SELECT AUTOS

PROCAR

PROVIDENCE AUTO GROUP LLC

PT AUTO WHOLESALE

PURE AUTOMOTIVE LLC

Q AUTOMOTIVE BRANDON FL LLC

QUALITY AUTO BROKERS

QUALITY AUTO SALES OF FL LLC

QUALITY IMPORTS & CONSIGNMENT

R & B CAR COMPANY

RADER CAR CO INC

RAFAELS CREDIT CAR INC

RAMSEY MOTORS

RANDY CURNOW AUTO PLAZA/RC

RANDY SHIRKS NORTHPOINTE AUTO

RANKL & RIES MOTORCARS, INC

RAPTOR AUTOMOTIVE

RATCHET MOTORSPORTS LLC

RAY LAETHEM BUICK GMC INC

RAY PEARMAN LINCOLN MERCURY

RAY SKILLMAN EASTSIDE

RAY SKILLMAN NORTHEAST MAZDA

RAYMOND CHEVROLET KIA

RAYTOWN AUTOMALL

RBF AUTO

RD AUTO LLC

RE BARBER FORD INC

REAL RELIABLE RIDES LLC

Exhibit 10.8

DEALER NAME

REALITY AUTO SALES INC

RED ROOSTER MOTORS INC

RED SHAMROCK LLC

REGAL PONTIAC, INC.

REGIONAL AUTO FINANCE LLC

REGIONAL WHOLESALE

REIDSVILLE NISSAN INC

REINEKE FORD LINCOLN MERCURY

RENEWIT CAR CARE

REVOLUTION MOTORS LLC

REYNOLDS AUTOMOTIVE LLC

RHOADES AUTOMOTIVE INCORPORATE

RICART FORD USED

RICH AUTO SALES LTD

RICHARD HUGES AUTO SALES

RICHARD KAY AUTOMOTIVE

RICHARDSON FORD, INC

RICK CASE CARS INC

RIDE TIME, INC.

RIGHT PRICE AUTO SALES OF

RIGHT WAY AUTOMOTIVE

RIGHTWAY AUTOMOTIVE CREDIT

RIGHTWAY AUTOMOTIVE CREDIT

RIGHTWAY AUTOMOTIVE CREDIT

RITE TRACK AUTO DETAILING INC

RIVER BEND FORD

RIVIERA AUTO SALES SOUTH INC

ROB PARTELO’S WINNERS

ROBERT-ROBINSON CHEVROLET

ROBERTS COMPANY MOTOR MART LLC

ROCK AUTO KC INC

ROCK BOTTOM AUTO SALES, INC.

ROCK ROAD AUTO PLAZA

ROGER WILSON MOTORS INC

ROME MOTOR SALES

RON’S RIDES INC

ROSEDALE AUTO SALES INC

ROSELLE MOTORS INC

ROSEVILLE CHRYSLER JEEP

ROSEWOOD AUTO SALES LLC

ROTRO RIDEZ LLC

ROUEN CHRYSLER DODGE JEEP INC

DEALER NAME

ROUTE 4 BUDGET AUTO

ROYAL OAK FORD SALES, INC.

RPM AUTO SALES

RUESCHHOFF AUTOMOBILES LLC

RUSH AUTO SALES II

S & B AUTO BROKERS LLC

S S AUTO INC

SABISTON MCCABE AUTO SOLUTIONS

SAM GALLOWAY FORD INC.

SANDOVAL BUICK GMC INC

SANSING CHEVROLET, INC

SAPAUGH MOTORS INC

SAULS MOTOR COMPANY, INC.

SAVAGE AUTOMOTIVE GROUP

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH TOYOTA & SCION

SAVANNAH VOLKSWAGEN

SCALES AUTO SOLUTIONS LLC

SCHMIDT AUTO CENTER, LLC

SCHUMACHER AUTOMOTIVE

SCOTTI’S AUTO REPAIT AND SALES

SCOTTROCK MOTORS LLC

SELECT AUTO

SELECT AUTO GROUP LLC

SELECT CARS OF CLEVELAND LLC

SELECT CARS OF THORNBURG

SELECT MOTORS OF TAMPA INC.

SENA MOTORS INC

SERRA VISSER NISSAN INC

SHAVER MOTORS OF ALLEN CO INC

SHEEHY FORD INC

SHEEHY GLEN BURNIE INC.

SHELBYVILLE CHRYSLER PRODUCTS

SHERMAN DODGE

SHOOK AUTO INC

SHORELINE AUTO GROUP OF IONIA

SHORELINE MOTORS

SHOW ME MOTORS INC

SHOWROOM AUTO SALES OF

SHUTT ENTERPRISES INC

SIGN AND DRIVE AUTO GROUP WILK

Exhibit 10.8

DEALER NAME

SIGN AND DRIVE AUTO SALES LLC

SIGN AND DRIVE OF RALEIGH AUTO

SIGN IT DRIVE IT LLC

SIGNATURE MOTORS USA LLC

SIMPLE AUTO IMPORTS

SINA AUTO SALES, INC.

SINCLAIR DAVE LINCOLN MERCURY

SMART WAY AUTO FINANCE

SOBH AUTOMOTIVE

SOLO AUTO GROUP

SOMERSET MOTORS

SOUTH CHARLOTTE PREOWNED AUTO

SOUTH MOTORS HONDA

SOUTHEAST JEEP EAGLE

SOUTHERN CHOICE AUTO LLC

SOUTHERN KENTUCKY AUTO & TRK

SOUTHERN MOTOR COMPANY

SOUTHERN MOTORSPORTS GA

SOUTHERN PARK AUTO MALL INC

SOUTHERN STAR AUTOMOTIVE

SOUTHERN TRUST AUTO GROUP

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHSIDE SALES

SOUTHWEST AUTO SALES

SOUTHWEST AUTOMOTIVE (SWAG)

SPACE & ROCKET AUTO SALES

SPACE CITY AUTO CENTER

SPC AUTO SALES LLC

SPEEDWAY AUTO SALES LLC

SPITZER AUTOWORLD SHEFFIELD

SPITZER KIA

SPITZER MOTOR CITY

SPORTS AND IMPORTS, INC.

SPORTS CENTER IMPORTS INC

SRQ AUTO LLC

ST GEORGE AUTO BROKERS LLC

ST. PETERS AUTO GROUP LLC

STANFIELD AUTO SALES

STAN’S CAR SALES

STAR AUTO

STARGATE AUTO SALES LLC

STARK AUTO SALES

DEALER NAME

STARRS CARS AND TRUCKS, INC

STEARNS MOTORS OF NAPLES

STEELY LEASE SALES

STEPHEN A FINN AUTO BROKER

STERLING AUTO SALES

STERLING AUTOMOTIVE LLC

STEVE RAYMAN CHEVROLET, LLC

STEWART AUTO GROUP OF

STINGRAY CHEVROLET

STINGRAY CHEVROLET BARTOW LLC

STOKES BROWN TOYOTA SCION

STOKES BROWN TOYOTA SCION

STOKES HONDA CARS OF BEAUFORT

STRONG AUTO

SUBARU OF KENNESAW LLC

SUBARU OF MCDONOUGH, LLC

SUBARU OF PORT RICHEY INC

SULLIVAN BUICK GMC INC

SUMMERS MOTORS INC

SUMMIT AUTO SALES CORP

SUMMIT CITY CHEVROLET, INC.

SUMMIT PLACE KIA

SUMMIT PLACE KIA MT. CLEMENS

SUN TOYOTA

SUNCOAST AUTOMOTIVE SALES LLC

SUNCOAST QUALITY CARS LLC

SUNNY DAY AUTO SALES & SERVICE

SUNNY FLORIDA MOTORS, INC.

SUNRISE AUTOMOTIVE LLC #2

SUNSET MOTORS

SUNSHINE AUTO

SUNTRUP HYUNDAI INC

SUNTRUP NISSAN VOLKSWAGEN

SUPER ADVANTAGE AUTO SALES

SUPER AUTO SALES

SUPER AUTO SALES INC

SUPER DEAL AUTO SALES LLC

SUPERCARS OF CAROLINAS INC

SUPERIOR AUTO EXCHANGE INC

SUPERIOR AUTO GROUP

SUPERIOR BUICK GMC

SUPERIOR CHEVROLET

Exhibit 10.8

DEALER NAME

SUPERIOR HYUNDAI SOUTH

SUPERIOR MOTORS NORTH

SUSAN SCHEIN CHRYSLER PLYMOUTH

SUTHERLAND CHEVROLET INC

SUTHERLIN NISSAN

SW PREMIER MOTOR GROUP INC

SWANNS RENTAL AND SALES INC

TAMIAMI FORD, INC.

TAMPA BAY LUXURY LLC

TAMPABAYAUTOS.NET

TARGET AUTOMOTIVE

TAYLOR AUTO SALES INC.

TAYLOR IMPORT SALES INC

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TD CAR SALES

TEAM AUTOMOTIVE

TED CIANOS USED CAR CENTER

TEDS AUTO SALES INC

TENA AUTOMOTIVE LLC

TERRE HAUTE AUTO AND EQUIPMENT

TERRY CULLEN CHEVROLET

TESTAROSSA MOTORS

TEXANS AUTO GROUP

TEXAS BAY AREA PRE-OWNED

TEXAS CAPITAL AUTO SALES, INC

TEXAS MOTOR CLUB LLC

TEXAS STAR AUTO

THE 3445 CAR STORE, INC.

THE AUTO BROKER

THE AUTO GROUP LLC

THE AUTO STORE

THE AUTO STORE

THE AUTOBLOCK

THE AUTOMOTIVE GROUP

THE BOULEVARD CAR LOT

THE CAR CENTER

THE CAR COMPANY

THE CAR CONNECTION, INC.

THE CAR LOT

THE CAR MAN LLC

THE CAR SHOPPE LLC

DEALER NAME

THE CAR STORE

THE CHEVY EXCHANGE

THE LUXURY AUTOHAUS INC.

THE MONTGOMERY GROUP LLC

THE REPO STORE

THE SUPER AUTO OUTLET

THE USED CAR FACTORY INC

THEE CAR LOT #2

THOMAS & SON INC.

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THOROUGHBRED FORD INC

TILLMAN AUTO LLC

TIM SHORT PREMIERE USED CARS

TIMBERLAND FORD

TIME TO BUY LLC

TINPUSHER LLC

TK AUTO SALES LLC

TKP AUTO SALES

TKP AUTO SALES INC

TMR AUTO SALES LLC

TNT AUTO SALES INC

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM TEPE AUTOCENTER INC

TOM WOOD FORD

TOMMY’S AUTO SALES

TONY ON WHEELS INC

TONY’S AUTO SALES OF

TONY’S AUTO WORLD

TOP NOTCH AUTO BROKERS INC

TOP TEN AUTO TAMPA

TOTAL CYCLE CARE INC

TOTALNATION AUTO PRO LLC

TOVI MOTORS

TOWN & COUNTRY AUTO SALES, LLC

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY FORD, INC.

TOWNE EAST AUTO

TOWNSEND FORD INC

TOYOTA OF LAKEWOOD

TOYOTA OF LOUISVILLE, INC.

Exhibit 10.8

DEALER NAME

TOYOTA OF MUNCIE

TOYOTA OF TAMPA BAY

TOYOTA ON NICHOLASVILLE

TOYOTA SOUTH/SCION SOUTH

TRADEWINDS MOTOR CENTER

TRANS AUTO SALES

TRI STATE USED AUTO SALES

TRIAD AUTOPLEX

TRI-CITY AUTO MART

TRI-COUNTY CHRYSLER PRODUCTS

TRIPLE C CAR CO., INC.

TRISTATE AUTOMOTIVE GROUP INC

TROPICAL AUTO OUTLET

TROPICAL AUTO SALES LLC

TROY FORD INC

TRUCK AND AUTO OUTLET

TRUSSVILLE WHOLESALE AUTOS

TRUST CAPITAL AUTOMOTIVE GROUP

TRUSTED MOTORS LLC

TWINS AUTO GROUP LLC

TWO OS MOTOR SALES

TX CAR WORLD

U.S. AUTO GROUP, INC.

UNI AUTO SALES

UNITED AUTO BROKERS

UNITED AUTO SALES

UNITED LUXURY MOTORS LLC

UNITED MOTOR COMPANY INC

UNITED VEHICLE SALES

UNIVERSAL AUTO PLAZA LLC

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY MOTORS

UNLIMITED AUTO SALE LLC

US AUTO MART INC

US AUTO SALES AND SERVICE INC

US AUTOS, INC.

US MOTOR SALES LLC

USA CAR SALES

USA CHOPPERS

USA FINE CARS, INC.

USA MOTORCARS

USED CAR SUPERMARKET

DEALER NAME

USED CARS FORSALE LLC

VA CARS INC

VADEN CHEVROLET BUICK PONTIAC

VADEN NISSAN OF HILTON HEAD

VANN YORK BARGAIN CARS LLC

VANN YORK PONTIAC BUICK GMC

VANN YORK TOYOTA, INC

VANS AUTO SALES, LLC

VANTAGE MOTORS LLC

VARSITY LINCOLN MERCURY

VC CARS GWINNETT INC

VC CARS MARIETTA LLC

VEGTER AUTOMOTIVE

VEHICLES 4 SALES, INC.

VELOCITY MOTORS INC

VERACITY MOTOR COMPANY LLC

VERACITY MOTOR COMPANY LLC

VESTAVIA HILLS AUTOMOTIVE

VIC BAILEY LINCOLN MERCURY

VICTORIA MOTORS, LLC

VICTORY CHEVROLET BUICK

VICTORY CHEVROLET LLC

VILLAGE AUTO OUTLET INC

VILLAGE AUTO SALES LLC

VILLAGE AUTOMOTIVE

VINSON MOTORS LLC

VIP AUTO ENTERPRISES INC

VIP KARS

VISION AUTO LLC

VIZION AUTO

VMARK CARS

VOGUE MOTOR CO INC

VOLKSWAGEN OF LEES’ SUMMIT

VOLKSWAGEN OF OCALA

VOLVO OF OCALA

VOLVO SALES & SERVICE CENTER I

VSA MOTORCARS LLC

W & S AUTO CENTER INC

WABASH AUTO CARE INC

WADE FORD INC

WAGNER SUBARU

WALDORF FORD, INC.

Exhibit 10.8

DEALER NAME

WALDROP MOTORS INC

WALKER FORD CO., INC.

WALLY’S WHEELS

WANTED WHEELS INC

WASHINGTON AUTO GROUP

WAYNESVILLE AUTO MART

WEBBER AUTOMOTIVE LLC

WEEKS MOTORS

WEINE AUTO SALES EAST

WEINLE AUTO SALES

WEST BROAD HYUNDAI

WEST COAST CAR & TRUCK SALES

WEST END AUTO SALES & SERVICE

WEST INTERNATIONAL CORP

WEST SIDE TOYOTA

WESTGATE PRE OWNED

WHEELS & DEALS AUTO SALES

WHITEWATER MOTOR COMPANY INC

WHITEWATER MOTORS INC

WIDEWORLDOFCARS.NET LLC

WILDCAT AUTO SALES

WILDFIRE MOTORS INCORPORATED

WILLETT HONDA SOUTH

WIN - WIN AUTO CENTER CORP

WINDER AUTO SALES INC.

WINGMAN AUTOMOTIVE, INC

WISE MOTORS

WOLFORD AUTOMOTIVE SALES LLC

WOODBRIDGE MOTORS, INC.

WORKMANS AUTO SALES

WORLD AUTO NETWORK INC

WORLD AUTO, INC.

WORLD CAR CENTER & FINANCING

WORLD CLASS MOTORS LLC

WORLDWIDE MOTORS LLC

WORRY FREE AUTO GROUP, LLC

XL1 MOTORSPORTS, INC

XPRESS AUTO MALL

XTREME MOTORS INC

YADEN’S AUTO SALES, INC

YARK AUTOMOTIVE GROUP, INC

YERTON LEASING & AUTO SALES

DEALER NAME

YES AUTO SALES INC

YORWAY AUTO SALES INCORPORATED

YOU SELECT AUTO SALES LLC

YOUR DEAL AUTOMOTIVE

YPSILANTIS IMPORT AUTO SALES

Z AUTO PLACE

Z AUTO PLACE

Z MOTORS LLC

ZAPPIA MOTORS

ZEIGLER CHEVROLET LLC

ZEIGLER CHRYSLER DODGE JEEP

ZOOM! AUTOS OF DALLAS